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                                           ***Text Omitted and Filed Separately
                                           Confidential Treatment Requested
                                           Under 17 C.F.R. Sections 200.80(b)(4)
                                           And 240.24b-2

                                                                   Exhibit 10.67

                                LICENSE AGREEMENT

This license agreement (the "Agreement"), effective as of December 31, 2004 (the "Effective Date") is by and between Gen-Probe Incorporated ("Gen-Probe"), a Delaware corporation having an address at 10210 Genetic Center Drive, San Diego, CA 92121 and Corixa Corporation ("Corixa"), a Delaware corporation, having an address at 11900 9th Avenue, Suite 1100, Seattle, WA 98101, (collectively the "parties" and each a "party").

1.   BACKGROUND

     1.1. Corixa controls certain intellectual property rights related to nucleic acids, antigens and antibodies that may be useful components in cancer diagnostic products.

     1.2. Gen-Probe desires to obtain a license under Corixa's rights to such intellectual property in order to make, use and sell certain diagnostic products that incorporate such components.

2.   DEFINITIONS

     2.1. "AFFILIATE" shall mean, with respect to either party hereto, any corporation, partnership, or organization which such party directly or indirectly controls, is controlled by or is under common control with. For the purposes of this definition "control" shall mean holding of fifty percent (50%) or more of the voting stock or other ownership interest of the corporation or business entity involved, or if it possesses the power to directly or indirectly control the management and policies of the other corporation or business entity.

     2.2. "ANALYTE SPECIFIC REAGENT" OR "ASR" shall mean diagnostic reagents used or sold for use by Third Parties with General Purpose Reagents
          (GPR) under applicable regulations of the U.S. Food and Drug Administration, where the ASR's and GPR's are not considered to comprise a diagnostic test kit.

     2.3. "CONFIDENTIAL INFORMATION" shall mean, subject to the terms of Article 9 of this Agreement, all information and materials received by either party from the other party pursuant to this Agreement that is marked as "confidential", "restricted", "proprietary" or the like, or which is stated to be such within sixty (60) days after its disclosure if transmitted orally, or which by its nature is information normally intended to be held in confidence, whether in the form of tangible media, oral disclosures or otherwise. The nature and terms of this Agreement shall be deemed to be Confidential Information.

     2.4. "CONTROL" OR "CONTROLLED" means with respect to any Know-How, Licensed Patents or other intellectual property rights, the possession by a party of the right, power and authority (whether by ownership, license or otherwise) to grant a license or sublicense to such Know-How, Licensed Patents or other

                                      -1-

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          intellectual property without violating the terms of any agreement or other arrangement with any Third Party.

   2.5. "DIAGNOSTIC RESULT" shall mean one or more of the following determinations as they pertain to a discrete disease or condition: the presence or absence of the disease or condition, predisposition to or likelihood of contracting the disease or condition, monitoring the progress or decline of the disease or condition, predicting and/or monitoring the response to treatment of the disease or condition, prognosis relating to the disease or condition, and, identification of the origin of the tissue.

   2.6. "END USER" shall mean those persons or entities who are not in the business of reselling products, and whose use of a product normally results in the product's consumption, destruction or loss of activity.

   2.7. "FDA" shall mean the Food and Drug Administration of the United States or its foreign equivalent or counterpart, as applicable.

   2.8.   "FIELD" shall mean the field of [...***...] and [...***...].

   2.9. "FIRST COMMERCIAL SALE" shall mean the first sale on a commercial basis after receiving Marketing Approval of any Licensed Product by Gen-Probe or its sub-licensees to a Third Party (excluding any Affiliate or sublicensee of Gen-Probe, unless such Affiliate or sublicensee is an End User), in any country, on a country-by-country basis.

   2.10. "KNOW-HOW" means all trade secret or other information that is not generally known or biological materials, including, without limitation, cells, cell lines, genes, gene fragments, gene sequences, probes, DNA, RNA, cDNA libraries, proteins, peptides, polypeptides, plasmids, vectors, expression systems, organisms, biological substances, and any constituents, progeny or replications thereof or therefrom, reagents, chemical compounds, inventions, improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, know-how, skill, experience, results, test data (including, without limitation, pharmacological, toxicological, animal model and clinical test data), analytical and quality control data and any marketing, pricing, distribution, cost, sales, manufacturing, patent or data descriptions, whether or not patentable, that are owned or Controlled by Corixa and that are related to the Licensed Products and the monoclonal antibody-producing hybridoma cell line clones identified in Exhibit B.

   2.11. "LICENSED PATENTS" shall mean the U.S. and foreign patents (including without limitation any reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions and additions of or to any of the foregoing) and patent applications (including without limitation any renewal, division, continuation, continued prosecution application or continuation-in-part of any of such applications) set forth in Exhibit A.

   2.12. "LICENSED PRODUCT" shall mean any product in the Field that incorporates Know-How or at least one (1) Marker, the manufacture, use, sale, or import of which by Gen-Probe or a Gen-Probe sublicensee, would, but for the license granted herein, infringe one (1) or more of the Valid Claims of one (1) or more

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                                      -2-



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          Licensed Patents or, in the case of Know-How, was utilized in the development, manufacturing, use or sale of a product.

   2.13. "MARKER" shall mean a specific nucleic acid composition (or derivative thereof), protein composition (or derivative thereof), or antibody directed to the specific protein composition and methods employing or assaying for the presence of such compositions for providing a Diagnostic Result. Such nucleic acid composition may be a polynucleotide or fragment of a polynucleotide and such protein composition may be a polypeptide or fragment of a polypeptide.

   2.14. "MARKETING APPROVAL" shall mean, with respect to a particular Licensed Product in a particular country, the date upon which the last of all governmental or regulatory approvals required for the sale of such Licensed Product in that country has been granted.

   2.15. "NET SALES" shall mean the gross amount invoiced to non-affiliated Third Parties by Gen-Probe, its Affiliates, or its sublicensees in arms length transactions, less the following reasonable and customary accrual-basis deductions to the extent applicable to such invoiced amounts (to the extent each is actually incurred and included in the invoiced gross sales price) in accordance with generally accepted accounting practices ("US GAAP"), as consistently applied by Gen-Probe for financial reporting purposes: (i) [...***...], [...***...] and [...***...], [...***...], or [...***...] (including, without limitation, [...***...]); (ii) [...***...] for [...***...],
          [...***...] or [...***...] or [...***...]; [...***...]; [...***...];
          or [...***...]; (iii) [...***...], [...***...] and [...***...],
          [...***...], [...***...], [...***...] and other [...***...] (including
          [...***...], but excluding what is commonly known as [...***...]); and
          (iv) [...***...] or [...***...] given or made for [...***...],
          [...***...] and [...***...]. The specific deductions taken under, and the general provision of, (i) through (iv) above shall be adjusted periodically as necessary to reflect amounts actually incurred. For the avoidance of doubt, a Licensed Product sale shall be deemed to occur when shipment of such Licensed Product is recognized by Gen-Probe, its Affiliates, or its sublicensees as revenue under US GAAP, consistently applied.. A "sale" shall also include a transfer or other disposition for consideration other than cash, in which case such consideration shall be valued at the fair market value thereof. Transfers or dispositions for charitable or promotional purposes or for pre-clinical, clinical, regulatory or governmental purposes prior to receiving Marketing Approval are not considered a "sale."

          2.15.1. In the event that a Licensed Product is sold pursuant to a "reagent/rental" program or comparable sale or lease program, that portion of the invoiced price of such Licensed Product reasonably allocable to recovery of the cost of the instrumentation shall also be deducted in determining the Net Sales of such Licensed Product; provided that Gen-Probe shall not market Licensed Products and instrumentation in such a manner as to distort the relative profitability of the Licensed Products when considered in light of Gen-Probe's standard accounting practices and standard marketing practices within the clinical diagnostic industry.

   2.16.  "ROYALTY TERM" means

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          2.16.1. With respect to each Licensed Product in each country of the
               Territory, considered on a country-by-country basis, the period beginning upon the Effective Date and extending for so long as a Valid Claim remains in effect and would be infringed by such Licensed Product but for the license granted by this Agreement;

          2.16.2. Notwithstanding the above, in the event that termination of the Royalty Term as computed Section 2.16.1 is less than [...***...] years from the First Commercial Sale of such Licensed Product anywhere in the Territory, then the Royalty Term in each country shall extend until the [...***...] anniversary of the date computed in Section 2.16.1.

   2.17.   "TERRITORY" means the entire world.

   2.18. "THIRD PARTY" shall mean any person or entity other than Gen-Probe, Corixa or their respective Affiliates.

   2.19. "THERAPEUTIC DRUG MONITORING" OR "TDM" shall mean the use of a Marker(s) solely for the purpose of pre-screening human patients to determine eligibility for therapeutic treatment with an Active Response Product (as defined below) that incorporates such Marker(s) and/or a Passive Response Product (as defined below) that incorporates such Marker(s), or for [...***...] receiving such an Active Response Product and/or Passive Response Product, as applicable, either during the clinical phase of development of such Active Response Product and/or Passive Response Product, as applicable, or following commercialization thereof. For further clarification, use of a product is outside the Field if such product is associated commercially with Active Response Product and/or Passive Response Product administration and cannot be sold purely as a diagnostic product used for [...***...], [...***...] or [...***...] or for monitoring patient response to non-Active Response Product(s) or non-Passive Response Product(s). For purposes of this Agreement, "Active Response Product" shall mean a [...***...] containing [...***...], [...***...] presented in a [...***...] or as a [...***...]. For purposes of this Agreement, "Passive Response Product" shall mean an [...***...]a [...***...], or [...***...] to a [...***...] administered to patients [...***...] a
          [...***...].

   2.20. "VALID CLAIMS" shall mean with respect to each country in the Territory, a claim of an issued, unexpired patent or any pending patent applications included in the Licensed Patents, which patent has not been (a) held invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or was not appealed within the time allowed therefore, or (b) admitted in writing to be invalid or unenforceable by the holder(s), whether by means of reissue, disclaimer or otherwise.

3.   GRANTS

     3.1. LICENSE AND RESTRICTIONS. (a) Corixa hereby grants to Gen-Probe a royalty-bearing, exclusive right and license, with the right to sublicense as provided in

                                             ***CONFIDENTIAL TREATMENT REQUESTED

                                      -4-

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          Section 3.2, under the Licensed Patents and Know-How, to conduct research and to develop, make and have made, sell, offer to sell and have sold, import and have imported Licensed Products in the Field in the Territory; provided, however, that such license grant is subject to the restrictions set forth in Section 3.1(b) below.

               (b) The license granted by Corixa to Gen-Probe in Section 3.1(a) above is subject to the following restrictions:

                  (i) it is a [...***...] right as it applies to Licensed Products in the field of [...***...],

                  (ii)   all rights to the [...***...], [...***...] and
                         [...***...] conducted for the purpose of diagnosing a condition or disease in humans and for sale as a research diagnostic for the [...***...] and [...***...] are excluded from such license grant,

                  (iii) it is a [...***...] right as it applies to (a) [...***...], [...***...] and [...***...] conducted for the purpose of [...***...]or [...***...] in [...***...]
                         for the [...***...] and (b) [...***...] for the
                         [...***...] and

                  (iv) it does not include any rights related to (a) the [...***...] or (b) the [...***...] or (c) the
                         development of diagnostics for the detection of [...***...] the [...***...] listed on Exhibit C that Corixa has already licensed to a Third Party.

          As used in this Section 3.1(b), the term "co-exclusive" shall mean that at no time during the term of such license or right shall Corixa grant a right or license in a given country or territory to more than one entity in addition to the rights and licenses granted under this Agreement to Gen-Probe, its Affiliates and sublicensees.

     3.2. SUBLICENSES. The grant under Section 3.1 above hereby includes the right of Gen-Probe to grant sublicenses to its Affiliates and to Third Parties within the scope of the license and rights granted to Gen-Probe in Section 3.1. Any sublicense agreement by Gen-Probe to an Affiliate or a Third Party hereunder shall include provisions concerning intellectual property and confidentiality at least as protective of Corixa as those set for herein and such agreement shall consistent with all terms and conditions of this Agreement. Within thirty (30) days following execution of any sublicense of any rights hereunder, Gen-Probe shall provide to Corixa a copy of such sublicense agreement.

4.   TECHNOLOGY TRANSFER

     4.1. TECHNOLOGY TRANSFER. Within thirty (30) days of GenProbe's payment to Corixa of the license fee set forth in Section 5.1(a) and a written request from Gen-Probe, Corixa shall transfer to Gen-Probe, at Gen-Probe's expense and in

                                             ***CONFIDENTIAL TREATMENT REQUESTED

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          a format reasonably acceptable to Gen-Probe, a selection of materials, information, data and procedures that currently exist and that are in Corixa's possession and that, in each case, comprise the "best practices" Know-How as of such date and any other Know-How that is necessary or reasonably useful for Gen-Probe and that is in Corixa's possession. Following such initial transfer, to the extent the parties identify any additional materials and/or information that is in Corixa's possession (including without limitation, any materials, protocols, reagents, compounds, biological materials, assays, data, reports, analyses and other information) relating to the rights granted under this Agreement that would be necessary or reasonably useful for Gen-Probe, and not already disclosed to Gen-Probe by Corixa hereunder, Gen-Probe may request that Corixa provide, and Corixa shall provide, at Gen-Probe's expense, a further reasonable number of such materials or information within thirty (30) days from such request.

5.   PAYMENTS

     5.1. MILESTONE PAYMENTS. Gen-Probe shall pay to Corixa the following non-refundable, non-creditable fees to the extent they become due during any Royalty Period in the United States computed under Section 2.16.1:

          (a) One Million Six Hundred Thousand Dollars ($1,600,000) within thirty (30) days of the Effective Date.

          (b) One Million Six Hundred Thousand Dollars ($1,600,000) by January 31st, 2006.

          (c) One Million Six Hundred Thousand Dollars ($1,600,000) by January 31st, 2007.

          (d) [...***...] upon the [...***...] submission of an application to the FDA for approval to market a Licensed Product.

          (e)  [...***...] upon the [...***...] of the first [...***...].

          (f) [...***...] upon the [...***...] Marketing Approval of a Licensed Product.

          (g) [...***...] upon each submission of an application to the FDA for approval to market a Licensed Product that includes any Marker for which such fee has not already been paid.

          (h) [...***...] upon Marketing Approval of each Licensed Product incorporating one or more Markers for which such fee has not already been paid.

          (i) [...***...] upon reaching Net Sales [...***...] in a calendar year for each Licensed Product for which such fee has not already been paid.

          (j) [...***...] upon reaching Net Sales of [...***...] in a calendar year for each Licensed Product incorporating one or more Markers for which such fee has not already been paid.

          (k) In the event that a Licensed Product is directed at [...***...] or more different Markers and one of the Markers was used in a Licensed Product

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                                      -6-

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               incorporating [...***...] or [...***...]Markers for which
               Gen-Probe had reached Net Sales of [...***...] in a calendar year, then the milestone payments set forth in Sections 5.1(g), 5.1(h), 5.1(i) and 5.1(j) shall be [...***...] for such Licensed Product of the type that is described in this Section 5.1(k).

     5.2. ROYALTY PAYMENTS. In addition to the amounts payable pursuant to
          Section 5.1 above and subject to Section 6.1, below, Gen-Probe shall, until the end of the applicable Royalty Term, pay Corixa a royalty on Net Sales of all Licensed Products as follows:

          (a) With respect to Net Sales of Licensed Products that are [...***...] for which Marketing Approval has not been obtained a royalty of [...***...] shall apply.

          (b) With respect to Net Sales of Licensed Products for which Marketing Approval has been obtained a royalty of [...***...] shall apply.

     5.3. SUBLICENSING REVENUE. In addition to the foregoing, Gen-Probe shall pay to Corixa a sum equal to [...***...] of all amounts received by Gen-Probe in consideration of Gen-Probe sublicensing of any of its rights to the Licensed Patents and/or Know-How granted hereunder to Third Parties, such amounts to include, without limitation, [...***...], [...***...], [...***...], [...***...] and [...***...]. In
          addition, Gen-Probe shall, until the end of the applicable Royalty Term, pay Corixa a royalty on Net Sales of all Licensed Products by its sublicensees equal to the lesser of (i) [...***...] of the royalty paid by Gen-Probe's sublicensee to Gen-Probe or (ii) the royalty that would otherwise be paid by Gen-Probe to Corixa pursuant to Section 5.2 above as if it were Gen-Probe's Net Sales; provided, however, that in no event shall the royalties payable to Corixa ever be less that [...***...] of the Net Sales of Licensed Products, unless the circumstances described in Section 6.1(b) below exist, in which case, the royalty payable to Corixa shall never be less than [...***...] of Net Sales of such Licensed Product.

6.   ADJUSTMENTS TO ROYALTY PAYMENTS

     6.1. ADJUSTMENTS. The royalty rates payable pursuant to Section 5.2 above may be reduced as follows:

          (a) If a Licensed Product sold in a particular country or territory is at the time of sale not covered by a Valid Claim of at least one Licensed Patent in such country, for example, due to Corixa's failure to apply for patents, or the expiration or invalidation of all relevant Licensed Patents in such country by final judicial or patent office action without possibility of appeal or reinstatement, then the applicable royalty rate stated in Section
               5.2 with respect to Net Sales of such Licensed Product sold in that country under those conditions shall be reduced by [...***...]. However, if such Licensed Product is later covered by a Valid Claim of at least one Licensed Patent in such country or territory, the full royalty provided for in

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                                      -7-

               Section 5.2 shall be due as provided therein for the period that such patent is a Licensed Patent covering such country.

          (b) Where the manufacture, sale, offer for sale, use or importation of a Licensed Product infringes the proprietary rights of a Third Party due to the incorporation of a Corixa-owned or Controlled Marker into the Licensed Product, and Gen-Probe or any of its sublicensees is required to pay any royalties or other amounts as a result of such infringement (the "Third Party Amounts"), the royalties payable under Section 5.2 shall be reduced by [...***...] of the amount of the Third Party Amounts, provided, however, that the royalties payable by Gen-Probe to Corixa under
               Section 5.2 above shall in no event be reduced to less than [...***...] as a result of this Section 6.1(b).

          (c) In the event that the Licensed Product is a diagnostic assay that includes one or more Corixa-owned or Controlled Markers and other Markers in-licensed by Gen-Probe from a Third Party, then the royalties payable under Section 5.2 shall be reduced by [...***...] of the amount of royalties payable by Gen-Probe to such Third Party for such in-license, provided, however, that the royalties payable by Gen-Probe to Corixa under Section 5.2 above shall in no event be reduced to less than [...***...] as a result of this Section 6.1(c).

7.   REPORTS AND PAYMENT TERMS

     7.1. REPORTS. Within sixty (60) days following the close of each calendar quarter, Gen-Probe will submit to Corixa a report of Gen-Probe's and its sublicensee(s)' Net Sales and any payments due based on such Net Sales under the terms of this Agreement for such period.

     7.2. TIMING OF PAYMENTS. Payments due as set forth in statements pursuant to Section 7.1 will be paid with the submission of such reports to Corixa. Except as otherwise set forth in Section 5.1(a), all other payments due under the terms of this Agreement shall be paid within [...***...] days of the relevant event on which such payment is based.

     7.3. LATE PAYMENTS. All amounts past due shall bear interest from the date they are due until the date they are paid the rate of [...***...] per annum.

     7.4. CURRENCY EXCHANGE. The remittance of all amounts payable to Corixa under this Agreement (including royalties for Net Sales of Licensed Products outside the United States) will be made by Gen-Probe, notwithstanding currency restrictions or regulations in any country where the Licensed Products are sold, in United States dollars at the official rate of exchange (as quoted by Citibank NA and calculated as the average of the exchange rates at noon Pacific Time on the last business day of the second and third months of the applicable calendar quarter) of the currency of the country from which the royalties are payable.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

     7.5.  AUDITS.

          (a) Upon the written request of Corixa and not more than [...***...] in each calendar year, Gen-Probe and its Affiliates shall permit an independent certified public accounting firm of nationally recognized standing, selected by Corixa and reasonably acceptable to Gen-Probe, at Corixa's expense, to have access during normal business hours to such of the records of Gen-Probe and its Affiliates as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year ending not more than [...***...] months prior to the date of such request. The accounting firm shall disclose to Corixa only whether the reports are correct or not and the specific details concerning any discrepancies.

          (b) If such accounting firm concludes that additional royalties were owed during the audited period, Gen-Probe shall pay such additional royalties within thirty (30) days of the date Corixa delivers to Gen-Probe such accounting firm's written report so concluding. The fees charged by such accounting firm shall be paid by Corixa; provided, however, that if the audit discloses that the royalties payable by Gen-Probe for such period are more than [...***...] of the royalties actually paid for such period, then Gen-Probe shall pay the reasonable fees and expenses charged by such accounting firm.

          (c) Corixa shall treat all financial information subject to review under this Section 7.5 as Confidential Information, and shall cause its accounting firm to retain all such financial information in confidence. Corixa shall cause a copy of any reports provided by such accounting firm to Corixa hereunder also to be provided to Gen-Probe.

     7.6. PAYMENT METHOD. All payments hereunder shall be in U.S. Dollars by bank wire transfer in immediately available funds from a United States bank located in the United States to the following Corixa account (or such other bank account as designated by Corixa from time to time):

                                        Name: [...***...]
                                        Address:  [...***...]
                                                  [...***...]
                                        Account: [...***...]
                                        Account #:[...***...]

          If Gen-Probe is required to withhold and remit any tax to the tax authorities in any regard to any amount payable to the Corixa, such amount shall be withheld and paid to the such tax authority. In such event, Gen-Probe shall notify Corixa and promptly furnish with copies of any documentation evidencing such withholding.

8.   PATENT PROSECUTION AND LITIGATION

     8.1. As between the parties, Corixa shall have [...***...] and [...***...] regarding any prosecution or maintenance of the Licensed Patents; provided, however, that Corixa may not file any Licensed Patents that claim [...***...], and/or [...***...] unless requested to do so in advance by Gen-Probe. Any such filing or

                                             ***CONFIDENTIAL TREATMENT REQUESTED
          prosecution shall be performed by legal counsel selected by Gen-Probe and approved by Corixa, which consent shall not be unreasonably withheld. Corixa shall keep Gen-Probe reasonably informed of the course of patent prosecution or other proceedings relating to the Licensed Patents. Gen-Probe shall hold all information disclosed to it under this Section 8.1 as Confidential Information.

             (i) Gen-Probe shall reimburse Corixa [...***...] incurred after the Effective Date in connection with the filing, prosecuting and maintenance of the Licensed Patents that claim [...***...], and/or [...***...] whether or not Corixa has a [...***...] development program, and for all Licensed Patents for programs in which Corixa does not have a [...***...] development program ongoing.

             (ii) Gen-Probe shall have the right to terminate, on thirty days written notice to Corixa and on a country-by-country basis, its obligation to reimburse Corixa for the costs of prosecuting and maintaining any or all claims in any Licensed Patents that claim [...***...], and/or [...***...]. In the event that Gen-Probe elects not to fund the prosecution or maintenance of any such claim of any Licensed Patents in a country, Gen-Probe shall relinquish all rights under this Agreement with respect to such claim(s) and the license granted hereunder shall terminate as to such claim(s) in such country.

             (iii)   In connection with the filing, prosecuting and maintenance of the Licensed Patents that do not claim [...***...] and for which Corixa has a [...***...] development program ongoing and where the making, using, selling, and/or importing of Licensed Product would infringe a Valid Claim but for the license granted by Corixa hereunder, Corixa shall first give Gen-Probe the opportunity to consider if it has any interest in pursuing such claims. Gen-Probe shall inform Corixa in writing regarding its decision to pursue such claims within thirty (30) days of receiving a written description of the proposed claims from Corixa. In the event that Gen-Probe elects not to pursue such claims, Gen-Probe shall have no obligation to reimburse Corixa for any costs that may be incurred for the filing, prosecution or maintenance of such claims and Gen-Probe shall relinquish all future rights under the Agreement to such claims. In the event Gen-Probe elects to pursue such claims, Gen-Probe shall reimburse Corixa for [...***...] of the costs incurred after the Effective Date in connection with the filing, prosecuting and maintenance of the Licensed Patents that do not claim [...***...], and/or [...***...] and for which Corixa has a [...***...] development program ongoing and where the making, using, selling, and/or importing of Licensed Product would infringe a Valid Claim but for the license granted by Corixa. Notwithstanding the foregoing, such costs shall not in any event exceed $[...***...] per year.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

     8.2. ENFORCEMENT. A party will notify the other party if it becomes aware of the activities of any Third Party which are believed to infringe any of the Licensed Patents. Subject to the parties entering into a mutually acceptable joint defense agreement or both parties agreeing that a joint defense agreement is not necessary, the parties shall consult as to potential strategy or strategies to terminate such alleged infringement without litigation. Gen-Probe and/or its sublicensee(s), at its/their sole discretion, may take reasonable actions to terminate such alleged infringement without litigation. Gen-Probe and/or its sublicensee(s) shall promptly notify Corixa in writing of its/their intention with regard to any such infringement. If the efforts of Gen-Probe and/or its sublicensee(s) are not successful in terminating the alleged infringement, Gen-Probe and/or its sublicensee(s) shall have the right, but not the obligation, to commence any action or proceeding against such infringement, at its/their own cost. To the extent Gen-Probe and/or its sublicensee(s) takes such action, Gen-Probe and/or its sublicensees shall control any such action undertaken by Gen-Probe and/or its sublicensee(s) against such an infringer, and Gen-Probe and/or its sublicensee(s) may enter into settlements, stipulated judgments or other arrangements respecting such infringement, at its/their own expense; provided however, that if such proposed settlements, judgments or arrangements would result in reduction or elimination of payments to Corixa under this agreement, they shall be subject to Corixa's consent, not to be unreasonably withheld. If Gen-Probe and/or its sublicensee(s) commences such infringement action, Corixa agrees to execute all papers and to perform such other acts as may be reasonably required (including consent to be joined as nominal party plaintiffs in such action). Gen-Probe and/or its sublicensee(s) shall reimburse Corixa for its out-of-pocket expenses relating to such infringement action, and Corixa may, at its option and expense, be represented by counsel of its choice. Any damages or other recovery from an infringement action undertaken by Gen-Probe and/or its sublicensee(s) pursuant to this section, after reimbursement of any reasonable litigation expenses of the Parties and/or their sublicensee(s), shall be divided equally between Gen-Probe and/or its sublicense(s) on the one hand and Corixa on the other. If Gen-Probe and/or its sublicensee(s) fail to bring such infringement action within (i) 60 days following notice of alleged infringement or (ii) 30 days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Corixa shall have the right to bring and control any such action at its own expense and by counsel of its own choice, and Gen-Probe shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. Corixa shall retain any damages or other recovery from an infringement action undertaken by Corixa.

9.   CONFIDENTIALITY AND PUBLICITY

     9.1. CONFIDENTIALITY. During the term of this Agreement and for [...***...] thereafter, all Confidential Information disclosed by one party to the other shall not be used by the receiving party except in connection with the activities contemplated by this Agreement, shall be disclosed to and used by only such personnel of the receiving party that shall have a need to know such information, shall be maintained in confidence by the receiving party, and shall not be disclosed by the receiving party to any other person, firm or agency,

                                             ***CONFIDENTIAL TREATMENT REQUESTED
          governmental or private, without the prior written consent of the disclosing party, except to the extent Confidential Information is:

          (a) known by or in possession of the receiving party at the time of its receipt as documented in written records;

          (b) independently developed outside the scope of this Agreement by employees of the receiving party having no access to or knowledge of the Confidential Information disclosed hereunder as documented in written records;

          (c) in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the receiving party;

          (d) received without an obligation of confidentiality from a Third Party having the right to disclose such information;

          (e) required to be disclosed to governmental agencies in order to gain approval to sell Licensed Products, or disclosure is otherwise required by law, regulation or governmental or court order (so long as the receiving party provides notice of such disclosure, seeks to obtain protective orders or other available confidentiality treatment and, in the case of disclosures to the U.S. Securities and Exchange Commission provides an opportunity to review the disclosure prior to making such disclosure);

          (f) released from the restrictions of this Sections 9.1 by the express written consent of the disclosing party; or

          (g) disclosed to agents, consultants, assignees, sublicensees or subcontractors of Gen-Probe or Corixa or their Affiliates which have a need to know such information in connection with the performance of this Agreement, provided that such persons are or agree to be subject to the provisions of this Section 9.1 or substantially similar provisions.

     9.2. PUBLICITY. Neither party will make, issue or release any public announcement, press release, statement or acknowledgement of the existence of, or reveal publicly the terms, conditions and status of, the transactions contemplated herein, without the prior written consent of the other party as to the content and time of release of and the media in which such statement or announcement is to be made; provided, however, that in the case of announcements, statements, acknowledgments or revelations which either party is required by law to make, issue or release, the making issuing or releasing of any such announcement, statement, acknowledgement or revelation by the party so required to do so by law shall not constitute a breach of this Agreement if such party shall have given, to the extent reasonably possible, not less than two (2) calendar days prior notice to the other party, and shall have attempted, to the extent reasonably possible, to clear such announcement, statement acknowledgement or revelation with the other party. No other party shall use the name of the other party or any of its Affiliates for advertising or promotional purposes without the prior written consent of such other party. The parties acknowledge that Corixa will issue a press release shortly after the execution of this Agreement, the content of which shall be agreed to by the parties in advance of the issuance of the release.

10.  TERM, TERMINATION, AND SURVIVAL

     10.1. TERM. This Agreement shall commence on the Effective Date and, unless sooner terminated pursuant to Sections 10.2, 10.3 or 10.4, shall terminate upon the expiration of Gen-Probe's obligation to pay royalties under Section 5.2, above.

     10.2. TERMINATION BY GEN-PROBE. Gen-Probe may terminate this Agreement, in its sole discretion, upon [...***...] days prior written notice to Corixa, provided Gen-Probe pays Corixa all monies owed Corixa as of the effective date of such termination and without prejudice to Corixa's rights under this Agreement that accrued prior to such termination.

     10.3. TERMINATION FOR CAUSE. In the event of a material breach by either party, the other party may terminate this Agreement by giving the breaching party notice of such material breach. The party receiving such notice shall have [...***...] days from the date of receipt thereof to cure such material breach. If such material breach is not cured within such [...***...] day period, then the non-breaching party shall have the right to terminate this Agreement effective as of the end of such period. In the event such material breach is cured during such period, such notice shall be of no force or effect and this Agreement shall not be terminated.

     10.4. INSOLVENCY OR BANKRUPTCY. This Agreement may be terminated by a Party upon written notice to the other Party in the event the other party becomes insolvent or a petition in bankruptcy or for corporate reorganization or for any similar relief is filed by or against the other Party, or a receiver is appointed with respect to any of assets of the other Party, or a liquidation proceeding is commenced by or against the other Party.

     10.5. EFFECT OF TERMINATION.

          (a) Upon expiration of this Agreement under Section 10.1, Gen-Probe shall have a paid-up, non-exclusive license under the Corixa Know-How in the Territory in respect of Licensed Products.

          (b) Termination of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

          (c) In the event of termination of this Agreement by Gen-Probe pursuant to Sections 10.3 or 10.4, in addition to those provisions surviving under Section 10.6 the rights and licenses granted by Corixa to Gen-Probe under Article 3 shall survive for so long as Gen-Probe continues to make its payment obligations to Corixa as set forth in Article 5.

     10.6 SURVIVAL. Sections 10.5, 11.4, 11.5 11.6, this Section 10.6 and Articles 2, 9, 12 and 14of this Agreement shall survive expiration or termination of this Agreement for any reason.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

11.  WARRANTIES, REPRESENTATIONS, AND INDEMNIFICATIONS

     11.1. DISCLAIMER. OTHER THAN AS EXPRESSLY SET FORTH HEREIN, CORIXA MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED PRODUCTS, KNOW-HOW, LICENSED PATENTS, INVENTIONS OR PROPRIETARY INFORMATION, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF NON-INFRINGEMENT, PATENTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     11.2. CORIXA REPRESENTATIONS AND WARRANTIES. Corixa represents and warrants that: (i) it is a corporation duly organized validly existing and in good standing under the laws of Delaware; (ii) all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by Corixa in connection with this Agreement have been obtained; (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Corixa; (iv) as of the Effective Date and to its knowledge, it is the sole and exclusive owner or exclusive licensee of all right, title and interest in the Licensed Patents; (v) as of the Effective Date and to its knowledge, it has the right to grant the rights, options and licenses granted herein, and the Licensed Patents are and will remain free and clear of any lien, encumbrance or security interest; (vi) subject to Section 3.1(b) it has not previously granted, and will not grant during the term of this Agreement, any right, license or interest in or to the Licensed Patents, or any portion thereof, inconsistent with the rights, options and licenses granted to Gen-Probe herein; (viii) as of the Effective Date and to its knowledge, there are no threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to the Licensed Patents; (ix) Corixa has included in the Licensed Patents all patent applications and patents owned or Controlled by Corixa that in Corixa's reasonable judgment are necessary for Gen-Probe to develop Licensed Products; (x) as of the Effective Date, Corixa has no actual knowledge of any Third Party patent, patent application or other intellectual property rights that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in the Licensed Patents or which constitutes Know-How, or (ii) by making, using or selling Licensed Products; and (xi) Corixa has no actual knowledge of any infringement or misappropriation by a Third Party of the Licensed Patents.

     11.3. GEN-PROBE REPRESENTATIONS AND WARRANTIES. Gen-Probe represents and warrants that: (i) it is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware; (ii) all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by Gen-Probe in connection with this Agreement have been obtained; and
          (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Gen-Probe.

     11.4. INDEMNIFICATION BY GEN-PROBE. Subject to Section 11.6, Gen-Probe shall defend, indemnify and hold harmless each of Corixa and its directors, officers, and employees of Corixa and the successors and assigns of any of the foregoing (each a "Corixa Indemnitee") from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys' fees and other expenses of litigation) (collectively, "Liabilities") arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, to the extent they arise from: (i) the activities performed by or on behalf of Gen-Probe or its sublicensees hereunder in connection with the exercise of its licenses and rights hereunder or other usages of the Licensed Patents, or (ii) material breach by Gen-Probe of the representations and warranties under
          Section 11.3, except, in each case, to the extent caused by the gross negligence or willful misconduct of Corixa.

     11.5. INDEMNIFICATION BY CORIXA. Subject to Section 11.6, Corixa shall defend, indemnify and hold harmless each of Gen-Probe and its directors, officers, and employees of Gen-Probe and the successors and assigns of any of the foregoing (each a "Gen-Probe Indemnitee") from and against any and all Liabilities arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, relating to (i) the activities performed by or on behalf of Corixa or its sublicensees in connection with the exercise of its retained rights hereunder, or (ii) material breach of the representations and warranties under Section 11.2, except, in each case, to the extent caused by the gross negligence or willful misconduct of Gen-Probe.

     11.6. PROCEDURE. If a Corixa Indemnitee or Gen-Probe Indemnitee (the "Indemnitee") intends to claim indemnification under this Article 11, it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party reasonably represented by such counsel in such proceeding. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Liability covered by this
          Article 11. The obligations of this Article 11 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of its obligations to the Indemnitee under this Article 11 to the extent that such prejudice was caused by such delay. It is understood that only Corixa or Gen-Probe may claim indemnity under this Article 11 (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder.

12.  DISPUTE RESOLUTION

     12.1. Any controversy or claim arising out of or relating to this Agreement or the validity, inducement, or breach thereof (which shall not include issues regarding the validity or enforceability of patents), shall first be the subject of an attempted settlement by the parties' Chief Executive Officers or their designates. Such individuals shall make a good faith effort to reach an agreement settling the controversy or claim within 45 days of notification. The Parties agree that, except as otherwise set forth in
          Section 12.2 below, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination, or invalidity thereof, that is not resolved pursuant to the first sentence of this Section 12.1, shall be resolved through binding arbitration administered by the American Arbitration Association (unless otherwise agreed in writing by the parties) in accordance with its Commercial Arbitration Rules (unless otherwise agreed in writing by the parties), except as modified herein. Each party shall select one arbitrator and the two (2) arbitrators so selected shall choose a third arbitrator to resolve the dispute. A reasoned arbitration decision shall be rendered in writing within thirty (30) days of the conclusion of arbitration and shall be binding and not be appealable to any court in any jurisdiction. Such arbitration shall be concluded within six (6) months following the filing of the initial request for arbitration. The prevailing party may enter such decision in any court having competent jurisdiction. Unless otherwise mutually agreed upon by the parties, the arbitration proceedings shall be conducted at San Diego, California (if arbitration is requested by Corixa) or Seattle, Washington (if arbitration is requested by Gen-Probe), or such other location as may be agreed in writing by the parties. The parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each party must bear its own attorneys' fees and associated costs and expenses.

     12.2. DETERMINATION OF PATENTS AND OTHER INTELLECTUAL PROPERTY. Notwithstanding the foregoing, any dispute between the parties relating to the determination of validity of a party's patents or other issues relating to a party's intellectual property shall be submitted exclusively to the federal court located in San Diego, California (if such dispute is initiated by Corixa) or in Seattle Washington (if such dispute is initiated by Gen-Probe), or to a state court in such jurisdiction if the applicable rules of civil procedure preclude federal court jurisdiction, and the parties hereby consent to the jurisdiction and venue of such courts.

     12.3. NO CONSEQUENTIAL DAMAGES. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, EXCEPT WITH RESPECT TO ARTICLE 9 (CONFIDENTIALITY), IN NO EVENT SHALL A PARTY BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION, LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

13.  DILIGENCE

     13.1. DILIGENCE. Gen-Probe agrees to use commercially reasonable efforts and diligence in conducting clinical studies, and to use commercially reasonable efforts and diligence to obtain the appropriate Marketing Approval for Licensed

          Products throughout the Territory. The foregoing diligence requirement is a material term of this Agreement. Notwithstanding any other provision of this Agreement, on or after the [...***...] of the Effective Date Corixa may partially terminate this Agreement, pursuant to Section 10.3 above, with respect to Gen-Probe's rights in any Corixa-owned or Controlled Marker licensed to Gen-Probe by Corixa under this Agreement unless Gen-Probe or a Gen-Probe sublicensee under this Agreement, has accomplished one of the following with respect to a Licensed Product that incorporates such Marker(s): (i) commenced sales of a Licensed Product in a lawful manner without the necessity of Marketing Approval, (ii) obtained Marketing Approval for a Licensed Product or (iii) initiated product development; provided, however, that Gen-Probe may extend the foregoing [...***...] by additional [...***...] by making an annual payment to Corixa beginning on the [...***...] of the Effective Date in the amount of [...***...]. During the Term, Gen-Probe agrees to provide Corixa with an annual development report within thirty (30) days after each fiscal year end which shall include product development timelines and anticipated milestones for Gen-Probe product development related to this Agreement. Such information shall be treated as "Confidential Information" for purposes of this Agreement.

14.  MISCELLANEOUS

     14.1. NOTICE. Any notice to be given hereunder by Gen-Probe to Corixa or by Corixa to Gen-Probe shall be in writing and delivered personally, sent by national overnight delivery service or postage prepaid registered or certified U.S. mail or transmitted by facsimile to the party to whom it is directed and shall be deemed given when delivered, if by personal delivery or overnight delivery service, or if sent by U.S. mail, three business days after deposit in the mail, or if sent by facsimile when received. Notice shall be sent to the addresses shown below or at such other address as such party shall have last given by notice to the other party.

         If to Corixa:              Corixa Corporation
                                    1900 9th Ave., Ste. 1100
                                    Seattle, WA 98101
                                    Attention:  CEO
                                    [...***...]

         with a copy to:            Corixa Corporation
                                    1900 9th Ave., Ste. 1100
                                    Seattle, WA 98101
                                    Attention: General Counsel
                                    [...***...]

         If to Gen-Probe:           Henry L. Nordhoff
                                    President and Chief Executive Officer
                                    Gen-Probe Incorporated
                                    10210 Genetic Center Drive
                                    San Diego, CA 92121
                                    Phone: (858) 410-8000

                                             ***CONFIDENTIAL TREATMENT REQUESTED
         with a copy to:            General Counsel
                                    [...***...]

     14.2. MODIFICATIONS AND AMENDMENTS. This Agreement shall not be modified or otherwise amended except by an instrument in writing executed and delivered by each of the parties hereto.

     14.3. INVALIDITY. In the event that any one or more of the provisions (or any part thereof) contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

     14.4. ENTIRE AGREEMENT. It is the desire and intent of the parties to provide certainty as to their future rights and remedies against each other by defining the extent of their undertakings herein. This Agreement constitutes and sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and is intended to define the full extent of the legally enforceable undertakings of the parties hereto, and no promise, agreement or representation, written or oral, which is not set forth explicitly in this Agreement is intended by either party to be legally binding. Each party acknowledges that in deciding to enter into this Agreement and to consummate the transactions contemplated hereby it has not relied upon any statements, promises or representations, written or oral, express or implied, other than those explicitly set forth in this Agreement. This Agreement supersedes all previous understandings, agreements and representations between the parties, written or oral, with respect the subject matter hereof.

     14.5. CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the even an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. This Agreement shall be governed by the laws of the State of Washington, without giving effect to conflicts of law provisions.

     14.6. ASSIGNMENT. Neither this Agreement nor any of the rights herein granted shall be assignable or otherwise transferable by either party without the prior written permission of the other party, which shall not be unreasonably withheld; provided, however, that each party shall have the right to assign, without obtaining the prior written consent of the other party, this Agreement or any or all of such rights, interests and obligations only to (i) an Affiliate or (ii) a third party to whom substantially all of such party's business or assets in the subject matter of this Agreement is sold. Additionally, Corixa may assign its right to receive payment under this Agreement. All other assignments shall be void unless the party seeking assignment has first obtained written consent form the other party.

                                             ***CONFIDENTIAL TREATMENT REQUESTED

     14.7. RIGHTS UPON INSOLVENCY. All rights and licenses granted to Gen-Probe pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code (the "Bankruptcy Code"), licenses to rights of "intellectual property" as defined thereunder. Notwithstanding any provision contained herein to the contrary, if Corixa is under any proceeding under the Bankruptcy Code and the trustee in bankruptcy of Corixa, or Corixa as a debtor in possession, rightfully elects to reject this Agreement, Gen-Probe may, pursuant to Sections 365(n)(1) and (2) of the Bankruptcy Code, retain any and all of Gen-Probe's rights hereunder, to the maximum extent permitted by law, subject to Gen-Probe's making the payments specified herein.

     14.8. NO IMPLIED LICENSES. No right or license under any know-how, patents rights or intellectual property rights of either party is granted or shall be granted by implication. All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

CORIXA CORPORATION                         GEN-PROBE INCORPORATED
/s/ Steven Gillis, Ph.D.                   /s/ Henry L. Nordhoff
---------------------------                ---------------------------------
Steven Gillis, Ph.D.                       Henry L. Nordhoff
Chairman and CEO                           President and Chief Executive Officer

                                    EXHIBIT A

                                LICENSED PATENTS

                                                                                         APPLICATION
MATTER NO.                        INVENTION TITLE              TISSUE       STATUS           NO.       PATENT NO.
----------                        ---------------            ----------   ----------     -----------   ----------
[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

[...***...]                        [...***...]               [...***...]  [...***...]   [...***...]   [...***...]

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                                                        APPLICATION
MATTER NO.   INVENTION TITLE     TISSUE       STATUS    NO.          PATENT NO.
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                                                        APPLICATION
MATTER NO.   INVENTION TITLE     TISSUE       STATUS    NO.          PATENT NO.
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                                    EXHIBIT B

                    MONOCLONAL ANTIBODY PRODUCING CELL LINES

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                                    Exhibit C

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  CASE NO.     COUNTRY    APPN. NO./FILING DATE  PATENT NO./ISSUE DATE    STATUS
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
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  CASE NO.     COUNTRY    APPN. NO./FILING DATE  PATENT NO./ISSUE DATE    STATUS
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  CASE NO.     COUNTRY    APPN. NO./FILING DATE  PATENT NO./ISSUE DATE    STATUS
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